Exhibit 32.1
CERTIFICATION of CEO PURSUANT TO
Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)
In connection with the Annual Report on Form 10-K for the year ended December 31, 2025 (the “Report”) of KKR FS Income Trust (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Michael C. Forman, the Chief Executive Officer (Principal Executive Officer) of the Registrant, hereby certify, to the best of my knowledge, that:
     (1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
     (2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: March 12, 2026

/s/ Michael C. Forman
Michael C. Forman Chief Executive Officer